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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 AUGUST 10, 2001
                                 Date of Report
                        (Date of earliest event reported)




                            MEMBERWORKS INCORPORATED
             (Exact name of registrant as specified in its charter)


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



     DELAWARE                                     0-21527                                06-1276882
------------------------                   --------------------                     ---------------------
(State of Incorporation)                 (Commission File Number)                     (I.R.S. Employer
                                                                                     Identification No.)

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                               9 West Broad Street
                           STAMFORD, CONNECTICUT 06902
                           ----------------------------
                    (Address of principal executive offices,
                               including zip code)



                                 (203) 324-7635
                      ------------------------------------
                         (Registrant's telephone number,
                              including area code)



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                            MEMBERWORKS INCORPORATED


ITEM 5. OTHER EVENTS.

MemberWorks announced on August 10, 2001, that it signed a definitive agreement under which Homestore.com, Inc. will acquire iPlace, Inc. in a cash and stock transaction with an expected valuation of approximately $150.0 million.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

The following exhibits are included as part of this report:

99.1     Press release of Registrant, dated August 10, 2001.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            MEMBERWORKS INCORPORATED
                                            (Registrant)


Date:  August 21, 2001                      By:   /s/ Gary A. Johnson
                                                  --------------------
                                                  Gary A. Johnson, President and
                                                  Chief Executive Officer